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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 5, 2006

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                               AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

         Georgia                         1-13941                58-0687630
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(State or other Jurisdiction of      (Commission File         (IRS Employer
  Incorporation or Organization)         Number)            Identification No.)

           309 E. Paces Ferry Road, N.E.
                  Atlanta, Georgia                          30305-2377
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       (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

         On June 5, 2006, Aaron Rents, Inc. issued a press release to announce the exercise by the underwriters of the Company's recent public offering of 4,000,000 shares of Company common stock of the overallotment option to purchase 600,000 additional shares of Company common stock. Of this amount, 450,000 shares of Company common stock will be purchased by the underwriters from the Company and 150,000 shares of Company common stock will be purchased from R. Charles Loudermilk, Sr., the selling shareholder. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibit:

EXHIBIT NO.                               DESCRIPTION
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   99.1         Aaron Rents, Inc. press release dated June 5, 2006, announcing the exercise of the overallotment option (furnished pursuant to Item 7.01 of Form 8-K).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AARON RENTS, INC.


                                                By:    /s/ Gilbert L. Danielson
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                                                       Gilbert L. Danielson
                                                       Executive Vice President,
                                                       Chief Financial Officer
Date:  June 5, 2006